NOTE PURCHASE AGREEMENT

BY AND AMONG

ORBSAT CORP

and

THE LENDERS NAMED HEREIN

Note Purchase Agreement Dated as of , 2020

This Note Purchase Agreement (together with the Exhibits attached hereto, this “Agreement”), dated as of the date first set forth above (the “Effective Date”), is entered into by and among Orbsat Corp, a Nevada corporation (the “Company”), and the lenders listed on the Schedule of Lenders attached hereto or hereafter added as a party hereto pursuant to the provisions of Section 2.2 (each, a “Lender,” and collectively, the “Lenders”). The Company and each Lender may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Company is in need of operating capital; and

WHEREAS, the Board of Directors of the Company (the “Board”) has authorized the issuance of convertible promissory notes in the aggregate principal amount of up to $700,000 in this offering (the “Offering”), and the Lenders wish to purchase a portion of such notes on the terms and conditions provided for herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I DEFINED TERMS

Section 1.1 Definitions. The following terms, as used herein, have the following meanings:

(a)       “Action” means any legal action, suit, claim, investigation, hearing or proceeding, including any audit, claim or assessment for taxes or otherwise.

(b)       “Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

(c)       “Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions in Nevada are authorized or required by law or executive order to close.

(d)       “Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast 10% or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive 10% or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner ) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

(e)       “GAAP” means United States generally accepted accounting principles as in effect from time to time, consistently applied.

(f)       “Governmental Authority” means any federal, state, provincial, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

(g)       “Law” means any domestic or foreign, federal, state, provincial, municipality or local law, statute, ordinance, code, rule, or regulation.

(h)       “Majority Lenders” means Lenders holding Notes representing at least a majority of the then-outstanding principal amount under the Notes.

(i)       “Ordinary Course of Business” means an action which is taken in the ordinary course of the normal day-to-day operations of the Person taking such action consistent with the past practices of such Person, is not required to be authorized by the board of directors or other governing body of such Person (or by any Person or group of Persons exercising similar authority) and is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors or other governing body (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

(j)       “Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a Governmental Authority, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

(k)       “Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

(l)       “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(m)       “Transaction Documents” means, collectively, this Agreement; the Notes and all other documents, instruments or agreements entered in connection herewith or therewith, each as amended or otherwise modified from time to time, and all modifications, renewals, replacements, extensions and rearrangements thereof and substitutions and replacements therefor.

Section 1.2 Interpretive Provisions. Unless the express context otherwise requires:

(a)       the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

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(b)       terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c)	the terms “Dollars” and “$” mean United States Dollars;

(d)       references herein to a specific Section, Subsection, Recital or Exhibit shall refer, respectively, to Sections, Subsections, Recitals or Exhibits of this Agreement;

(e)       wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f)	references herein to any gender shall include each other gender;

(g)       references herein to any Person shall include such Person’s heirs, executors, personal Representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 1.2(g) is intended toto authorize any assignment or transfer not otherwise permitted by this Agreement;

(h)       references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(i)       references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof;

(j)       with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(k)       references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and

(l)       references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

ARTICLE II

SALE OF NOTES AND WARRANTS

Section 2.1 Authorization of Offering. The Company has authorized in this Offering the issuance and sale of an aggregate principal amount of $700,000 of its convertible promissory notes, which shall be substantially in the form of Exhibit A attached hereto (the “Notes,” with such term to include any such notes issued in substitution therefor).

Section 2.2 Purchase and Sale. Subject to the terms and the conditions of this Agreement, at the Closings provided for in Section 3.1, the Company will issue and sell to each Lender, and each Lender severally and not jointly will purchase from the Company, the Notes in the principal amounts specified on such Lender’s signature page hereof. Such signature page shall set forth the series of the Notes being acquired and the aggregate principal amount thereof.

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ARTICLE III

CLOSING; DELIVERIES; CONDITIONS

Section 3.1 Closings. The closing of the issuance, sale and purchase of the Notes to the Lenders may be in one or more closings to be determined by the Company and each applicable Lender (each, a “Closing,” and collectively, the “Closings”). The Closings shall take place electronically via the delivery of executed documents and payment of applicable funds, or at such other time and place as the Company and the Lenders purchasing Notes at such Closing agree in writing, and each subsequent Closing shall take place on the date agreed by the Company and each applicable Lender (such date and time of each Closing, each a “Closing Date”). If at the Closing any of the conditions specified in Section 3.5 shall not have been fulfilled or waived, each of the Lenders participating in such Closing shall, at its election, be relieved of all of its obligations under this Agreement to be performed at the Closing without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

Section 3.2 Deliveries by the Company. At each Closing, the Company shall deliver the following to each Lender purchasing a Note on the applicable Closing Date a Note duly executed by the Company.

Section 3.3 Deliveries by Each Lender. At each Closing, each Lender purchasing Notes in such Closing shall deliver an amount equal to the principal value of the loan being made at the applicable Closing to the Company by (a) a cashier’s check payable to the Company’s order or (b) wire transfer of immediately available funds.

Section 3.4 Company’s Closing Conditions. The obligations of the Company to issue the Notes to a Lender at each Closing is subject to the satisfaction at or before the Closing Date of the following conditions:

(a)       All of the representations and warranties of such Lender contained in this Agreement shall be true and correct in all material respects, other than any representations or warranties qualified as to materiality, which shall be true and correct in all respects, in each case when made and on and as of the Closing Date (with the same effect as though such representations and warranties had been made on and as of the Closing Date), except for such representations and warranties which are made as of a specified date, which shall be true and correct in all respects or in all material respects, as applicable, as of such date.

(b)       Such Lender shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by such Lender prior to or at the Closing.

(c)       Such Lender shall have delivered to the Company the amount of the loan being made at the applicable Closing by (i) a cashier’s check payable to the Company’s order or (ii) wire transfer of immediately available funds.

Section 3.5 Lenders’ Closing Conditions. Each Lender’s obligation to purchase and pay for the Notes to be sold to such Lender at its respective Closing is subject to the satisfaction at or before the Closing Dates of the following conditions:

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(a)       All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects, other than any representations or warranties qualified as to materiality, which shall be true and correct in all respects, in each case when made and on and as of the Closing Date (with the same effect as though such representations and warranties had been made on and as of the Closing Date), except for such representations and warranties which are made as of a specified date, which shall be true and correct in all respects or in all material respects, as applicable, as of such date.

(b)       The Company shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by the Company prior to or at the Closing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Lender that:

Section 4.1 Corporate Existence. The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada.

Section 4.2 Authorization. The Company has full corporate power and authority to execute and deliver this Agreement and the Notes and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and the Notes and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized and no other corporate action is necessary to authorize the execution and delivery by the Company of this Agreement or the Notes or the consummation by it of the transactions contemplated hereby and thereby.

Section 4.3 Binding Agreement. This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by the Lenders, this Agreement constitutes, and, upon execution and delivery thereof, each Note will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and (b) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought (the “Bankruptcy and Equity Exceptions”).

Section 4.4 Capitalization. The capitalization of the Company is as set forth in the SEC Reports, except as set forth in Schedule 4.4 hereto.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE LENDERS

Each Lender, severally and not jointly, and solely with respect to the Note(s) being acquired by such Lender, represents, warrants and acknowledges to, and covenants and agrees with, the Company as follows:

Section 5.1 Power and Qualification. Such Lender is an individual person or an entity and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

Section 5.2 Authority. Such Lender has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. This Agreement and the other Transaction Documents constitute the legal, valid and binding obligations of such Lender, enforceable against such Lender in accordance with the terms hereof, except as may be limited by the Bankruptcy and Equity Exceptions. The execution and delivery of this Agreement and performance by Lender of the transactions contemplated herein have been duly authorized by all necessary action on the part of Lender.

Section 5.3 Accredited Investor or Non-U.S. Person. At the time such Lender was offered the Note(s), it was, and as of the date that it acquired any Note(s) it is, an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act (an “Accredited Investor”) and/or is a non–”U.S. Person” (as defined in the Securities Act) who is purchasing the Notes pursuant to an offer and sale transaction consummated outside the United States. Lender has the authority and is duly and legally qualified to purchase and own the Notes. The information provided to the Company by such Lender as to the status of such Lender is true and complete in all respects.

Section 5.4 No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by such Lender of any of the transactions on its part contemplated under this Agreement.

Section 5.5 No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, (including constating documents and shareholder and director resolutions or the like applicable to such Lender), contract or agreement to which Lender is a party or by which it is bound; or (ii) any federal, state, provincial, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to Lender.

Section 5.6 Potential Loss of Investment. Lender is aware and acknowledges that

(a) the Company has a limited operating history, and there is a high degree of risk that the Company will be unable to execute its business strategy successfully; (b) the Notes and the shares of

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Common Stock issuable on conversion of the Notes (collectively, the “Company Securities”) involve a substantial degree of risk of loss of its entire investment and that there is no government or other insurance covering the Securities; (c) Lender, in purchasing the Notes, is relying solely upon the advice of such Lender’s advisors (including as to legal, financial and tax matters) with respect to purchasing the Notes; and (d) because there are substantial restrictions on the transferability of the Company Securities it may not be possible for such Lender to liquidate its investment readily. Lender further acknowledges that it has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of this Agreement and the transactions contemplated by this Agreement, including trading in the Company Securities, and with respect to the hold periods imposed by applicable securities laws, and acknowledges that no representation has been made by the Company respecting the applicable hold periods imposed by applicable securities laws or other resale restrictions applicable to such securities which restrict the ability of such Lender to resell such securities, that such Lender is solely responsible to find out what these resale restrictions are, that such Lender is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

Section 5.7 Receipt of Information. Lender has received all documents, records, books and other information pertaining to its investment that has been requested by such Lender. Lender was afforded (i) the opportunity to ask such questions as such Lender deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of acquiring the Notes; (ii) the right of access to information about the Company and its financial condition, results of operations, business, assets, properties, management and prospects sufficient to enable such Lender to evaluate the Notes; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Notes.

Section 5.8 No Advertising. At no time was such Lender presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. Such Lender is not purchasing the Notes as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D under the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Notes published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

Section 5.9 Investment Purposes. Such Lender is acquiring the Notes for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Notes such Lender is acquiring herein. Further, such Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Notes such Lender is acquiring.

Section 5.10 Restricted Securities; Transfer or Re-sale. Such Lender understands that

(i)       the sale or re-sale of the Company Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Company Securities may not be transferred unless (1) the Company Securities are sold pursuant to an effective registration

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statement under the Securities Act, (2) such Lender shall have delivered to the Company, at the cost of such Lender, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Company Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (3) the Company Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of such Lender who agrees to sell or otherwise transfer the Company Securities only in accordance with this Section 5.10 and who is an Accredited Investor, (4) the Company Securities are sold pursuant to Rule 144, (5) the Company Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation D”), or (6) the Company Securities are sold pursuant to the exemption from registration afforded under Section 4(a)(1) or Section 4(a)(7) of the Securities Act, and such Lender shall have delivered to the Company, at the cost of such Lender, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company;

(ii)       any sale of such Company Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Company Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Company Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Lender may not transfer the Note unless such Lender first physically surrenders the Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of such Lender a new Note of like tenor, registered as the holder (upon payment by the holder of any applicable transfer taxes) may request. Any surrender of this Note to the Company in connection with a transfer as set forth herein shall be at the offices of the Company as set forth in Section 10.14 and, if so required by the Company, the Note shall be accompanied by written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by Lender or by his, her or its attorney duly authorized in writing. Further, such Lender acknowledges that none of the Company Securities will be distributed under a prospectus filed under any applicable securities Laws on the basis that issuance thereof is exempt from such filing and as a result the Company Securities will be subject to statutory resale restrictions under applicable securities Laws, and such Lender covenants that it will not resell the Company Securities except in compliance with such Laws and such Lender acknowledges that it is solely responsible (and the Company is not in any way responsible) for such compliance.

Section 5.11 No Guarantees. It has never been represented, guaranteed or warranted to such Lender by the Company, or any of its officers, directors, employees, agents or representatives, or any other Person, expressly or by implication, that:

(a)       any gain will be realized by such Lender from such Lender’s investment in the Company Securities;

(b)       there will be any approximate or exact length of time that such Lender will be required to remain as a holder of any of the Company Securities;

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(c)       the past performance or experience on the part of the Company, any of its Affiliates, its predecessors or any other Person, will in any way indicate any future results of the Company;

(d)	any Person will resell or repurchase any of the Company Securities; or

(e)	any Person will refund all or any part of the aggregate offer price for the Notes.

Section 5.12 No Public Market. Such Lender understands that no active trading public market now exists for the Company Securities, and that the Company has made no assurances that a public market will ever exist for the Company Securities.

Section 5.13 Investment Experience. Such Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Company Securities, and has so evaluated the merits and risks of such investment. Such Lender is able to bear the economic risk of an investment in the Notes and, at the present time, is able to afford a complete loss of such investment.

Section 5.14 No Governmental Review. Such Lender understands that no United States federal or state agency or any other Governmental Authority has passed on or made recommendations or endorsement of the Notes or the Company Securities or the suitability of the investment in the Notes or the Company Securities nor have such authorities passed upon or endorsed the merits of the transactions set forth herein.

Section 5.15 Legends. Any legend required by the securities laws of any state or province to the extent such laws are applicable to the Company Securities represented by the certificate or other evidence so legended shall be included on any certificates representing or other applicable evidence of the Company Securities. Such Lenders also understand that the Company Securities may bear the following or a substantially similar legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Section 5.16 Investment Purpose. Such Lender understands and acknowledges that (a) the Company Securities have not been registered under the Securities Act or any state securities laws and is being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and

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applicable state securities laws or unless an exemption from such registration is available; and (b) each Lender is purchasing the Note for investment purposes only for the account of such Lender.

Section 5.17 Access to Information. Such Lender has received, has read carefully and understands this Agreement, the form of Notes attached as Exhibit A and has consulted its own attorney, accountant and/or investment advisor with respect to the transactions contemplated hereby and thereby and its suitability for such Lender. The Company has made available to such Lenders, before the purchase of the Notes, the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of this Agreement and the Notes and to obtain any additional information necessary to verify information contained in the Agreement, the Notes or otherwise related to the financial data and business of the Company, to the extent that such parties possess such information or can acquire it without unreasonable effort or expense, and all such questions, if asked, have been answered satisfactorily and all such documents, if requested, have been found to be satisfactory.

Section 5.18 Other. The undersigned hereby acknowledges, agrees with and represents and warrants to the Company that this Offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Securities Act and applicable state securities laws, and that the Securities are being sold without registration under the Securities Act. The Investor has received and reviewed all information and materials regarding the Company that he, she or it has requested, including, without limitation, all reports and other filings made by the Company with the Securities and Exchange Commission (the “SEC”) that are available through EDGAR at the SEC’s website (www.sec.gov), including, but not limited to: (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and subsequently filed Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and June 30, 2020, (ii) the Company’s Current Reports on Form 8-K furnished to the Commission on March 13, 2020, June 19, 2020, July 17, 2020, July 21, 2020 and August 27, 2020, respectively, with any amendments to any of the foregoing.

Section 5.19 No Other Representations, Warranties, Covenants or Agreements of

the Company. Except as set forth in this Agreement or the Note, the Company has not made any representation, warranty, covenant or agreement with respect to the matters contained herein and therein.

Section 5.20 Source of Funding; Identity. Such Lender acknowledges, understands, covenants and agrees that the source of payment for such Lender’s purchase of Notes is from his, her, their or its own account and that the Company may require additional information regarding

(a)       the source(s) of the payment for the Notes, and (b) the identity of such Lender, in order to facilitate the Company’s compliance with the U.S. Government’s anti-money laundering policies and procedures as set out in the USA PATRIOT ACT and elsewhere. Such Lender acknowledges, understands, covenants and agrees that the Company may in the future be required to disclose such Lender’s name and other information relating to this Agreement and such Lender’s subscription hereunder, on a confidential basis, pursuant to such Laws.

Section 5.21 Personal Information. Such Lender acknowledges that this Agreement and the Exhibits attached hereto require such Lender to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the

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Offering, which includes, without limitation, determining such Lender’s eligibility to purchase the Notes under applicable securities Laws and completing filings required by any applicable securities commission or other regulatory authority. Such Lender’s personal information may be disclosed by the Company to: (a) securities commissions or stock exchanges, (b) taxing authorities, and (c) any of the other parties involved in the Offering, including legal counsel to the Company, and may be included in record books in connection with the Offering. By executing this Agreement, such Lender is deemed to be consenting to the foregoing collection, use and disclosure of such Lender’s personal information. Such Lender also consents to the filing of copies or originals of any of such Lender’s documents described herein as may be required to be filed with any securities commission or stock exchange.

ARTICLE VI

COVENANTS AND ADDITIONAL AGREEMENTS

Section 6.1 Affirmative Covenants. Until the time that all of the Notes have been repaid in full or converted to Common Stock in accordance with their terms, the Company shall, unless agreed otherwise by the prior written approval of the Majority Lenders:

(a)	Make all payments under the Notes as and when required;

(b)	comply in all material respects with Laws applicable to the Company or its operations;

and

(c)	maintain and preserve its existence and its rights and privileges and not, by amendment of its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Notes.

Section 6.2 “Most Favored Nation” (MFN) Provision. During the period beginning on the closing date and ending two years thereafter, if the company shall issue any common stock or securities convertible into or exercisable for shares of common stock or modify any of the foregoing which may be outstanding to any person or entity at a price per share or conversion or exercise price per share which shall be less than $0.25 per share, the “Lower Price Issuance”, then the company shall issue such additional units such that the subscriber/lender, shall hold that number of units in total had subscriber/lender purchased the units with the purchase price equal to the lower price issuance common stock issued or issuable by the company, notwithstanding anything herein or in any other agreement to the contrary, the company should only be required to make a single adjustment with respect to any lower price issuance regardless of the existence of multiple bases therefore.

Section 6.3 Terms of Future Financings. So long as this Note is outstanding, upon any issuance by the Borrower or any of its subsidiaries of any security, or amendment to a security that was originally issued before the Issue Date, with any term that the Holder reasonably believes is more favorable to the holder of such security or with a term in favor of the holder of such security that the Holder reasonably believes was not similarly provided to the Holder in this Note, then (i) the Borrower shall notify the Holder of such additional or more favorable term within one (1) business day of the issuance and/or amendment (as applicable) of the respective security, and (ii)

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such term, at Holder’s option, shall become a part of the transaction documents with the Holder (regardless of whether the Borrower complied with the notification provision of this Section 6.2). The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion lookback periods, interest rates, and original issue discounts. If Holder elects to have the term become a part of the transaction documents with the Holder, then the Borrower shall immediately deliver acknowledgment of such adjustment in form and substance reasonably satisfactory to the Holder (the “Acknowledgment”) within one (1) business day of Borrower’s receipt of request from Holder (the “Adjustment Deadline”), provided that Borrower’s failure to timely provide the Acknowledgement shall not affect the automatic amendments contemplated hereby.

Section 6.4 Negative Covenants. Until the time that all of the Notes have been repaid in full or converted to Common Stock in accordance with their terms, the Company shall not, without the prior written approval of the Majority Lenders:

(a)       repurchase or otherwise acquire any shares of capital stock of the Company or any warrants, rights or options to purchase or acquire any such shares, other than as may be required pursuant to the terms of the preferred stock of the Company in place as of the Effective Date, excluding “Exempt Issuances” which are to include, 2020 Equity Incentive Plan, or a similar plan, to grant equity in the Company, to its officers, directors, employees and consultants. Following the date hereof, the Company intends to put into place new employment agreements for its Chief Executive Officer and Chief Financial Officer, as well as to add Directors to its Board. In order to compensate members of its Board of Directors the Company may issue stock or options to purchase stock to members of its Board, in addition to such arrangements the Company is expected to grant equity in the Company to its officers as inclusion in their new employment agreements; or

(b)       sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business.

Section 6.5 Withholding. The Parties agree that, with respect to any Non-U.S. Lender (as defined below), the Company shall be entitled to deduct and withhold from any payments made to such Non-U.S. Lender such amounts as required by applicable Laws at the time of such payment, which amounts are currently 30% (or at a lower rate if provided by an applicable tax treaty and the Non-U.S. Lender provides the documentation (generally, IRS Form W-8BEN or W- 8BEN-E) required to claim benefits under such tax treaty to the Company). “Non-U.S. Lender” means any Lender who is not a (i) an individual who is a citizen or resident of the United States,

(ii)       a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury Regulations to be treated as a U.S. person.

Section 6.6 Participation. In the event that the Company declares or makes any dividend or other distribution of its assets to holders of shares of Common Stock, by way of return of capital or otherwise while the Notes are outstanding, a Lender holding any Note at such time shall be entitled to participate in such distribution to the same extent that the Lender would have

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participated therein if the Lender had held the number of shares of Common Stock acquirable upon complete conversion of such Lender’s Note(s).

ARTICLE VII

PIGGYBACK REGISTRATION RIGHTS

Section 7.1 Definitions. The shares of the Company’s Common Stock issued upon conversion of the Notes will be deemed “Registrable Securities” subject to the provisions of this Article VII.

Section 7.2 Piggy-Back Registration Rights. If at any time on or after the date which a Lender has converted any of its Notes into Registrable Securities, and provided that such Lender continues to hold such Registrable Securities at such time, the Company proposes to file any registration statement under the Securities Act (a “Registration Statement”) with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for a dividend reinvestment plan or (iii) in connection with a merger or acquisition, then the Company shall (x) give written notice of such proposed filing to the applicable Lender as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to applicable Lender in such notice the opportunity to register the sale of such number of Registrable Securities as such applicable Lender may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If such applicable Lender proposes to distribute its Registrable Securities through a Piggy-Back Registration that involves an underwriter or underwriters, then it shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggy-Back Registration.

Section 7.3 Limitations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such registration (i) first, the shares of Common Stock that the Company proposes to sell; (ii) second, the shares of Common Stock requested to be included therein by the applicable Lender; and (iii)

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third, the shares of Common Stock requested to be included therein by holders of Common Stock other than holders of Registrable Securities, allocated among such holders in such manner as they may agree.

Section 7.4 Withdrawal. A Lender may elect to withdraw such applicable Lender’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by each applicable Lender of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 7.7.

Section 7.5 Notification. The Company shall notify each holder of Registrable Securities at any time when a prospectus relating to such applicable Lender’s Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the applicable Lender, the Company shall also prepare, file and furnish to the applicable Lender a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the applicable Lender, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each applicable Lender shall not offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

Section 7.6 Information. The Company may request that each applicable Lender furnish the Company such information with respect to such applicable Lender and such applicable Lender’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the Securities and Exchange Commission (the “SEC”) in connection therewith, and such applicable Lender shall furnish the Company with such information.

Section 7.7 Fees and Expenses. All fees and expenses incident to the performance of or compliance with this Article VII by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the common stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which the applicable Lender of Registrable Securities intends to make sales of Registrable

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Securities with the Financial Industry Regulatory Authority, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Article VII. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Article VII (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of applicable Lender.

Section 7.8 Indemnification.

(a)        Indemnification by the Company. The Company and its successors and assigns shall indemnify and hold harmless each applicable Lender, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of applicable Lender, each individual or entity who controls applicable Lender (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, a “Lender Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) liabilities, obligations, contingencies, damages, and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees, costs of investigation (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Article VII, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding an applicable Lender furnished to the Company by such party for use therein. The Company shall notify each applicable Lender promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Article VII of which the Company is aware.

(b)        Indemnification by Lender. Each applicable Lender and its successors and assigns shall indemnify and hold harmless the Company, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of the Company, each individual or entity who controls the company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person

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holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, a “Company Party”, with a Lender Party and Company Party each being referred to as an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or

(2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Article VII, but only to the extent that such untrue statements or omissions are based upon information regarding such applicable Lender furnished to the Company by such party for use therein. Each applicable Lender shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Article VII of which such applicable Lender is aware.

(c)        Contribution. If the indemnification under Section 7.8(a) or Section 7.8(b), as applicable, is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the party responsible for indemnifying the Indemnified Party (the “Indemnifying Party”) shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Indemnifying Party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 3(a) was available to such party in accordance with its terms. It is agreed that it would not be just and equitable if contribution pursuant to this Section 7.8(c) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence.

(d)        Indemnification Generally. The provisions of this Section 7.8 shall be read, and shall be operative. For the avoidance of doubt, this Section 7.8 shall only apply to a Lender who elects to participate in a Piggyback Registration pursuant to this Article VII.

ARTICLE VIII

PRE-EMPTIVE RIGHTS

Section 8.1 Rights. Subject to the terms and conditions of this Article VIII and applicable securities laws, for so long as a Lender continues to hold any of (i) the applicable Note, or (ii) any shares of Common Stock issued to such Lender upon conversion of the Note, if the

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Company proposes to offer or sell any New Securities (as defined below) between the Effective Date and the one year anniversary of the Effective Date (the “Rights Term”), the Company shall first offer such New Securities to the Lenders pursuant to the terms and conditions of this Article

VIII.       Each Lender shall thereafter have the right to acquire its Pro Rata Portion (as defined below) of the New Securities in accordance with the terms and conditions of this Article VIII.

Section 8.2 Definitions. For purposes of this Article VIII:

(a)       “New Securities” means, collectively, equity securities or debt securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

(b)       “Pro Rata Portion” means, with respect to each Lender, a fraction (A) the numerator of which is equal to the initial aggregate principal amount of the Note(s) acquired by such Lender (B) the denominator of which is equal to the initial aggregate principal amount of the Note(s) acquired by all Lenders.

Section 8.3 Notice.

(a)       The Company shall give notice (the “Offer Notice”) to the Lenders, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b)       By notification to the Company within ten (10) days after the Offer Notice is given, each Lender may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals such Lender’s Pro Rata Portion. Once a Lender elects to purchase its Pro Rata Portion of the New Securities via notice to the Company, such Lender shall thereafter be obligated to purchase such Pro Rata Portion of the New Securities and may not withdraw its election without the prior written consent of the Company in its sole discretion. The closing of any sale pursuant to this Section 8.3(b) shall occur within ninety (90) days of the date that the Offer Notice is given.

(c)       If none of the New Securities referred to in the Offer Notice are elected to be purchased or acquired as provided in Section 8.3(b), the Company may, during the ninety (90) day period following the expiration of the 10 day period commencing on the delivery of the Offer Notice, offer and sell the New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If a portion of the New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 8.3(b), the Company may, during the ninety (90) day period following the expiration of the 10 day period commencing on the delivery of the Offer Notice, offer and sell such unsubscribed portion of the New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice (with, for the avoidance of doubt, the subscribed portion of the New Securities being sold to the Lender(s) who elected to acquire their Pro Rata Portion of the New Securities as set forth in Section 8.3(b)). If the Company does not enter into an agreement for the sale of the New Securities within such period(s), or if such agreement is not consummated within thirty (30) days of the execution thereof, the rights provided

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hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Lenders in accordance with this Article VIII.

Section 8.4 Exclusion. Notwithstanding the foregoing or anything herein to the contrary, the rights of the Lenders set forth in this Article VIII shall not be applicable to any New Securities issued:

(a)       for compensatory or incentive purposes to officers, employees or directors of, or consultants to, the Company or any of its Affiliates including, without limitation, the grant of stock options, deferred share units, restricted share units or restricted shares, duly adopted for such purposes by a majority of the non-employee members of the board of directors of the Company or a majority of the members of the committee of nonemployee members of the board of directors established for such purpose;

(b)       pursuant to a rights offering by the Company or pursuant to a stockholder rights plan of the Company that is carried out on a pro rata basis among all holders of the applicable class of securities of the Company;

(c)       upon the exercise, conversion or exchange of any securities exercisable, convertible or exchangeable for or into shares of Common Stock (including, without limitation, the Notes);

(d)       any exchange of shares of preferred stock of the Company which are issued and outstanding as of the Effective Date for any other equity securities or debt securities of the Company (including, without limitation, any promissory notes);

(e)       pursuant to any over-allotment option granted to the underwriters in a securities offering;

(f)       as a result of the consolidation or subdivision of any securities of the Company, or as a special distribution or stock dividend or similar transaction that is carried out on a pro rata basis among all holders of the applicable class of securities of the Company; or

(g)       in connection with or pursuant to any merger, business combination, joint venture, exchange offer, take-over bid, arrangement, amalgamation, asset purchase transaction or acquisition of assets or shares of a third party where such transaction is approved by a majority of the disinterested directors of the Company.

Section 8.5 Requirements. Each Lender, as a condition precedent to the exercise of such Lender’s right pursuant to this Article VIII, shall execute such documents and complete such actions as reasonably required by the Company in connection therewith.

Section 8.6 Termination. The rights of the Lenders pursuant to this Article VIII shall terminate and be of no further force or effect upon the expiration of the Rights Term or upon any liquidation, dissolution or winding up of the Company, either voluntarily or involuntarily, a merger or consolidation of the Company where the Company is not a surviving entity, or a sale of all or substantially all of the assets of the Company.

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ARTICLE IX

EVENTS OF DEFAULT

Section 9.1 Event of Default. The Majority Lenders may elect to declare an “Event of Default” if any of the following conditions or events shall occur and be continuing:

(a)       the Company fails to pay the then-outstanding principal amount and accrued interest on the Notes on any date any such amounts become due and payable, and any such failure is not cured within ten Business Days of written notice thereof by any Lender;

(b)       the Company fails to comply in any material respect with any other covenant or agreement hereunder and any such failure is not cured within five Business Days of written notice thereof by any Lender;

(c)       the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator; (ii) make a general assignment for the benefit of the Company’s creditors; or (iii) commence a voluntary case under the U.S. Bankruptcy Code as now and hereafter in effect, or any successor statute; or

(d)       a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) liquidation, reorganization or other relief with respect to it or its assets or the composition or readjustment of its debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of its assets, and, in each case, such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days, if in the United States, or 90 days, if outside of the United States; or an order for relief against the Company shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar law of any jurisdiction.

Section 9.2 Consequences of Events of Default. If an Event of Default has occurred and is continuing (i) the Majority Lenders may, by notice to the Company, declare all or any portion of the then outstanding principal amount of the Notes, together with all accrued and unpaid interest thereon, and the Notes shall thereupon become, immediately due and payable in cash and (ii) each of the Lenders shall have the right to pursue any other remedies that the Lenders may have under applicable Law.

ARTICLE X

MISCELLANEOUS

Section 10.1 Arbitration.

(a)       The Parties shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement (including with respect to the meaning, effect, validity, termination, interpretation, performance, or enforcement of this Agreement) or any alleged breach thereof (including any action in tort, contract, equity, or otherwise), to binding arbitration before one arbitrator (the “Arbitrator”). Binding arbitration shall be the sole means of resolving any dispute, claim, or controversy arising out of or relating to this Agreement (including with respect to the

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meaning, effect, validity, termination, interpretation, performance or enforcement of this Agreement) or any alleged breach thereof (including any claim in tort, contract, equity, or otherwise).

(b)	If the Company and the Majority Lenders cannot agree upon the Arbitrator within ten

(10) Business Days of the commencement of the efforts to so agree on an Arbitrator, the Company and the Majority Lenders shall select one arbitrator and the two arbitrators so selected shall select the Arbitrator.

(c)       The laws of the State of Nevada shall apply to any arbitration hereunder. In any arbitration hereunder, this Agreement and any agreement contemplated hereby shall be governed by the laws of the State of Nevada applicable to a contract negotiated, signed, and wholly to be performed in the State of Nevada, which laws the Arbitrator shall apply in rendering his decision. The Arbitrator shall issue a written decision, setting forth findings of fact and conclusions of law, within sixty (60) days after he shall have been selected. The Arbitrator shall have no authority to award punitive or other exemplary damages.

(d)       The arbitration shall be held in West Palm Beach, Florida in accordance with and under the then-current provisions of the rules of the American Arbitration Association, except as otherwise provided herein.

(e)       On application to the Arbitrator, any Party shall have rights to discovery to the same extent as would be provided under the Federal Rules of Civil Procedure, and the Federal Rules of Evidence shall apply to any arbitration under this Agreement; provided, however, that the Arbitrator shall limit any discovery or evidence such that his decision shall be rendered within the period referred to in Section 10.1(c).

(f)       The Arbitrator may, at his discretion and at the expense of the Party who will bear the cost of the arbitration, employ experts to assist him in his determinations.

(g)       The costs of the arbitration proceeding and any proceeding in court to confirm any arbitration award or to obtain relief, as applicable (including actual attorneys’ fees and costs), shall be borne by the unsuccessful Party and shall be awarded as part of the Arbitrator’s decision, unless the Arbitrator shall otherwise allocate such costs in such decision. The determination of the Arbitrator shall be final and binding upon the Parties and not subject to appeal.

(h)       Any judgment upon any award rendered by the Arbitrator may be entered in and enforced by any court of competent jurisdiction. The Parties expressly consent to the non- exclusive jurisdiction of the courts (Federal and state) in Palm Beach County, Florida to enforce any award of the Arbitrator or to render any provisional, temporary, or injunctive relief in connection with or in aid of the Arbitration. The Parties expressly consent to the personal and subject matter jurisdiction of the Arbitrator to arbitrate any and all matters to be submitted to arbitration hereunder. None of the Parties hereto shall challenge any arbitration hereunder on the grounds that any party necessary to such arbitration (including the Parties) shall have been absent from such arbitration for any reason, including that such Party shall have been the subject of any bankruptcy, reorganization, or insolvency proceeding.

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Section 10.2 Governing Law; Consent to Jurisdiction. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Nevada, without application of the conflicts of laws provisions thereof. Each Party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a Party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Palm Beach County, Florida (the “Selected Courts”). Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the Selected Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Selected Courts, or such Selected Courts are improper or inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

Section 10.3 Waiver of Jury Trial; Exemplary Damages.

(a)       EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 10.3(a).

(b)       Each of the Parties acknowledge that each has been represented in connection with the signing of the waiver set forth in Section 10.3(a) by independent legal counsel selected by the respective Party and that such Party has discussed the legal consequences and import of such waiver with legal counsel. Each of the Parties further acknowledge that each has read and understands the meaning of such waiver and grants such waiver knowingly, voluntarily, without duress and only after consideration of the consequences of this waiver with legal counsel.

(c)       IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY UNDER OR IN CONNECTION WITH THIS AGREEMENT OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN FOR SPECIAL, GENERAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS OR LOST OPPORTUNITY, EVEN IF THE PARTY SOUGHT TO BE HELD LIABLE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

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Section 10.4 Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

Section 10.5 Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 10.6 Brokers. The Parties agree that there were no finders or brokers involved in bringing the Parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. Each Party agrees to indemnify each other Party against any claim by any Person for any commission, brokerage, or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying Party and such Person, whether express or implied from the actions of the indemnifying Party.

Section 10.7 Severability. Any term or provision of this Agreement or the Notes that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or thereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof or thereof is invalid, void or unenforceable, each of the Company and the Lenders agrees that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision; to delete specific words or phrases; or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid, void or unenforceable term or provision.

Section 10.8 Entire Agreement. This Agreement and the Notes constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and negotiations, whether written or oral, of the Parties.

Section 10.9 Arm’s Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Agreement

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or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

Section 10.10 Further Assurances. From time to time, whether at or following a Closing, each Party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement. Each Party’s representations and warranties hereunder shall survive the Closings.

Section 10.11 Amendment; Waiver. This Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), only upon the written consent of the Company and the Majority Lenders. Any Note may be amended, and the observance of any term thereof may be waived (either retroactively or prospectively), only upon the written consent of the Company and Lender holding such applicable Note. Notwithstanding any other terms of this Agreement, this Agreement and the number and identity of the Lenders may be amended after the initial Closing to add Lenders participating in subsequent Closings without the consent of any Party hereto other than the Company.

Section 10.12 Transferability. Neither this Agreement nor the Notes may be assigned or transferred, directly or indirectly, by any Lender to any Person without the prior written consent of the Company. Any purported transfer of this Agreement or the Notes in violation of this Section

10.12 shall be null and void.

Section 10.13 Transaction Expenses. Other than as specifically set forth herein, each Party shall pay its own costs and expenses (including attorneys’ fees) in connection with the preparation and closing of the transactions contemplated by this Agreement and the Notes.

Section 10.14 Notices.

(a)       Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by email, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to the Company, to:

Orbsat Corp

Attn: David Phipps

18851 NE 29th Avenue, Suite 700

Aventura, FL 33180

Email: tcarlise@orbsat.com / dphipps@orbsat.com

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With a copy to (which shall not constitute notice):

Schiff Hardin LLP Attn: Ralph DeMartino

901 K Street NW, Suite 700

Washington D.C. 20001

Email: RDeMartino@schiffhardin.com

If to a Lender, to its mailing address and email address set forth on their signature page as attached hereto.

(b)       Any Party may change its address for notices hereunder upon notice to each other Party in the manner for giving notices hereunder.

(c)       Any notice hereunder shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by email with return receipt requested and received and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 10.15 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Agreement nor in any way affect this Agreement.

Section 10.16 Confidentiality. Each Party agrees that, unless and until the transactions contemplated by this Agreement have been consummated, it and its Representatives will hold in strict confidence all data and information obtained with respect to another Party or any subsidiary thereof from any Representative, officer, director or employee, or from any books or records or from personal inspection, of such other Party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by Law to be published; (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement or (iii) to the extent that such use or disclosure is otherwise permitted by this Agreement. In the event of the termination of this Agreement, each Party shall return to the applicable other Party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each Party will continue to comply with the confidentiality provisions set forth herein.

Section 10.17 Public Announcements and Filings. Unless required by applicable Law or regulatory authority, none of the Parties will issue any report, statement or press release to the general public, to the trade, to the general trade or trade press, or to any third party (other than its advisors and Representatives in connection with the transactions contemplated hereby) or file any document, relating to this Agreement and the Offering, except as may be mutually agreed by the Parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by Law or regulatory authorities, shall be delivered to each Party at least one (1) business day prior to the release thereof, provided, however, that the Company shall not be required to deliver any post-closing filing related to the transactions

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contemplated herein that will be filed with the SEC pursuant to the requirements of the Exchange Act.

Section 10.18 Third Party Beneficiaries. This contract is strictly between the Parties and, except as specifically provided, no other Person and no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement.

Section 10.19 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the Parties bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not, but only to the extent that Section 10.12 hereof has been complied with.

Section 10.20 Confidentiality. Except as required by law, each Lender agrees that it shall keep confidential and shall not disclose or divulge any confidential, proprietary or secret information that such Lender may obtain from the Company pursuant to its operating agreement, financial statements, reports and other materials submitted by the Company to such Lender pursuant to this Agreement or otherwise, or pursuant to visitation or inspection rights granted under this Agreement, unless such information is known, or until such information becomes known, to the public; provided that a Lender may disclose such information (a) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, or (b) to any affiliate of such Lender or to a partner, member or stockholder of such Lender.

Section 10.21 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

[Signatures Appear on Following Page]

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly signed as of the Effective Date.

Orbsat Corp

By: Name: David Phipps

Title: Chief Executive Officer

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly signed as of the Effective Date.

Lender Name:

By:

Name:

Title:

Initial Principal Amount of Note to be acquired:

Address for Notice

Tax Identification or Social Security #:

SCHEDULE 4.4 CAPITALIZATION

Post Close

			Options and	Convertible		Convertible
			Warrants	into Common		into Common
			excercisable	Equivalents at		Equivalents at
		Issued and	within 60	$0.20 per		$0.25 per	Post Close
	Authorized	Outstanding	days	share	Total	share	Total
Common Stock, par value $0.0001	50,000,000	1,574,213			1,574,213		1,574,213
Warrants excercisable within 60
days			108,044		108,044		108,044
Common Stock at $0.20/$0.25 per
share $0.0001, none issued and				7,813,942	7,813,942	1,600,000	9,413,942
outstanding	3,333,333	-			-		-
Total		1,574,213	108,044	7,813,942	9,496,199	1,600,000	11,096,199

Exhibit A Form of Note